THIS INSTRUMENT CONSTITUTES, AMONG OTHER THINGS, AN AMENDMENT TO A SECURITY AGREEMENT WHICH CREATED A SECURITY INTEREST IN PERSONAL PROPERTY

                       DOMINGUEZ WATER CORPORATION



                                    TO



                   CHEMICAL TRUST COMPANY OF CALIFORNIA

                                 TRUSTEE





                  ELEVENTH SUPPLEMENTAL TRUST INDENTURE



                       DATED AS OF DECEMBER 8, 1992




          CREATING FIRST MORTGAGE SERIES J 8.86% BONDS DUE 2023

     THIS ELEVENTH SUPPLEMENTAL TRUST INDENTURE (the "ELEVENTH SUPPLEMENTAL TRUST INDENTURE", is made and entered into as of the 8th day of December, 1992, by and between DOMINGUEZ WATER CORPORATION, a corporation organized and existing under the laws of the State of California (hereinafter called the "CORPORATION"), party of the first part, and CHEMICAL TRUST COMPANY OF CALIFORNIA (formerly known as Manufacturers Hanover Trust Company of California), a corporation organized and existing under the laws of the State of California (hereinafter called the "TRUSTEE"), party of the second part, with reference to the following recitals:

                            RECITALS

     WHEREAS, by that certain Trust Indenture dated as of August 1, 1954 (hereinafter referred to as the "ORIGINAL INDENTURE") between the Corporation and Title Insurance and Trust Company (the "FORMER TRUSTEE"), which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on October 8, 1954, in Book 45791, Page 1, Official Records of said County, the Corporation created its First Mortgage Series
A 3-3/4% Bonds of 1954 (hereinafter called the "SERIES A BONDS"), and also granted, bargained, sold, released, conveyed, confirmed, assigned, transferred, pledged and set over unto the Former Trustee certain of its properties, real and personal, in order, INTER ALIA, to secure the payment of the principal of, and premium (if any) and interest on, all bonds at any time issued and outstanding under the Original Indenture and all indentures supplemental thereto (said Original Indenture and all indentures supplemental thereto, including this Eleventh Supplemental Trust Indenture, being hereinafter referred to collectively as the "INDENTURE"), all upon the terms, conditions and trusts therein specified; and

     WHEREAS, there has been issued under the Original Indenture One Million Dollars ($1,000,000) principal amount of Series A Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain First Supplemental Trust Indenture dated as of August 1, 1956 (hereinafter referred to as the "FIRST SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 1, 1956, in Book 51901, Page 374, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture and created its First Mortgage Series B 4% Bonds of 1976 (hereinafter called the "SERIES B BONDS"), and there has been issued under the First Supplemental Trust Indenture Five Hundred Thousand Dollars ($500,000) principal amount of Series B Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain Second Supplemental Trust Indenture dated as of August 1, 1958 (hereinafter referred to as the "SECOND SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 7, 1958, in Book D-179, Page 936, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series C 5% Bonds of 1978 (hereinafter called the "SERIES C BONDS"), and there has been issued under the Second Supplemental Trust Indenture Seven Hundred Thousand Dollars ($700,000) principal amount of Series C Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain Third Supplemental Trust Indenture dated as of May 1, 1961 (hereinafter referred to as the "THIRD SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 2, 1961, in Book S-942, Page 305, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series D, 5-1/2% Bonds of 1981 (hereinafter called the "SERIES D BONDS"), and there has been issued under the Third Supplemental Trust Indenture Seven Hundred and Fifty Thousand Dollars ($750,000) principal amount of Series D Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain Fourth Supplemental Trust Indenture dated as of March 1, 1962 (hereinafter referred to as the "FOURTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles State of California, on May 22, 1962, in Book D-1622, Page 826, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented; and

     WHEREAS, by that certain Fifth Supplemental Trust Indenture dated as of August 1, 1966 (hereinafter referred to as the "FIFTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on October 17, 1966, as Instrument No. 160, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series E 6-1/8% Bonds of 1986 (hereinafter called the "SERIES E BONDS"), and there has been issued under the Fifth Supplemental Trust Indenture One Million Two Hundred Thousand Dollars ($1,200,000) principal amount of Series E Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain Sixth Supplemental Trust Indenture dated as of May 1, 1972 (hereinafter referred to as the "SIXTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on July 21, 1972, as Instrument No. 856, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series F 8% Bonds of 1997 (hereinafter called the "SERIES F BONDS"), and there has been issued under the Sixth Supplemental Trust Indenture One Million Two Hundred Thousand Dollars ($1,200,000) principal amount of Series F Bonds, and at the date hereof there is outstanding Eight Hundred and Twenty-Eight Thousand Dollars ($828,000) principal amount thereof; and

     WHEREAS, by that certain Seventh Supplemental Trust Indenture dated as of November 1, 1975 (hereinafter referred to as the "SEVENTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on December 2, 1975 as Instrument No. 2557, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series G 10% Bonds of 1995 (hereinafter called the "SERIES G BONDS"), and there has been issued under the Seventh Supplemental Trust Indenture One Million Six Hundred Thousand Dollars ($1,600,000) principal amount of Series G Bonds, and at the date hereof there is outstanding Four Hundred Thousand Dollars ($400,000) principal amount thereof; and

     WHEREAS, by that certain Eighth Supplemental Trust Indenture dated as of August 1, 1978 (hereinafter referred to as the "EIGHTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 31, 1978 as Instrument No. 78-964382, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series H 9-3/8% Bonds of 1998 (hereinafter called the "SERIES H BONDS"), and there has been issued under the Eighth Supplemental Trust Indenture Two Million Dollars ($2,000,000) principal amount of Series H Bonds, and at the date hereof there is outstanding One Million Four Hundred and Fifty Thousand Dollars ($1,450,000) principal amount thereof; and

     WHEREAS, by that certain Ninth Supplemental Trust Indenture dated as of September 20, 1982 (hereinafter referred to as the "NINTH SUPPLEMENTAL TRUST

INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on September 30, 1982 as Instrument No. 82-988617, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series I 16-3/4% Bonds of 1992 (hereinafter called the "SERIES I BONDS"), and there has been issued under the Ninth Supplemental Trust Indenture One Million Five Hundred Thousand Dollars ($1,500,000) principal amount of Series I Bonds, none of which is outstanding on the date hereof; and

     WHEREAS, by that certain Tenth Supplemental Trust Indenture dated as of March 9, 1990 (hereinafter referred to as the "TENTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on July 24, 1990 as Instrument No. 90-1281215, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented; and

     WHEREAS, the Corporation desires to issue under the Indenture a new series of Bonds (hereinafter called the "SERIES J BONDS") secured by the Indenture, in the principal amount of Four Million Dollars ($4,000,000), to be designated as "FIRST MORTGAGE SERIES J BONDS OF 2023", which bonds are to mature January 1, 2023, are to bear interest at the rate of Eight and 86/100 percent (8.86%) per annum, payable semi-annually on the first days of January and July of each year, commencing on July 1, 1993, and are to be issued as coupon bonds of the denomination of $100,000 each, registrable as to principal, and as registered bonds without coupons, of the denomination of $100,000 or any multiple of $100,000 that the Corporation may execute and deliver, in the manner set forth in Article I of this Eleventh Supplemental Trust Indenture; and

     WHEREAS, the Corporation desires to modify and amend Section 8 of Article I of the Original Indenture, as heretofore modified, amended and supplemented, in the manner set forth in Section 1 of Article II of this Eleventh Supplemental Trust Indenture; and

     WHEREAS, the Corporation desires to further modify and amend Subdivision
(a) of Section 16 of Article V of the Original Indenture, as heretofore modified, amended and supplemented, in the manner set forth in Section 2 of Article II of this Eleventh Supplemental Trust Indenture; and

     WHEREAS, the Corporation desires to modify and amend Subdivision (a) of
Section 18 of Article V of the Original Indenture, as heretofore modified, amended and supplemented, in the manner set forth in Section 3 of Article II of this Eleventh Supplemental Trust Indenture; and

     WHEREAS, the Corporation desires to modify and amend Section 1 of
Article VIII of the Original Indenture, as heretofore modified, amended and supplemented, in the manner set forth in Section 4 of Article II of this Eleventh Supplemental Indenture; and

     WHEREAS, the Corporation desires to further amend the Original Indenture, as heretofore modified, amended and supplemented to add a new
Article XV thereto, as set forth in Article III of this Eleventh Supplemental Trust Indenture; and

     WHEREAS, the definitive coupon Series J Bonds, the interest coupons to be attached thereto, the endorsement for registration of coupon bond, the registered Series J Bonds, the assignment of registered Series J Bonds, and the trustee's certification of Series J Bonds, are to be in substantially the following forms, respectively, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

     1. FORM OF COUPON SERIES J BOND. The coupon Series J Bond is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:


SERIES J                                                 $100,000
NO. JC-


                  DOMINGUEZ WATER CORPORATION
          FIRST MORTGAGE SERIES J 8.86% BONDS OF 2023
                      DUE JANUARY 1, 2023

          DOMINGUEZ WATER CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA (HEREINAFTER CALLED THE "CORPORATION"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO THE BEARER, OR, IF REGISTERED, TO THE REGISTERED HOLDER OF THIS BOND, ONE HUNDRED THOUSAND DOLLARS IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA ON THE FIRST DAY OF JANUARY, 2023, TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF, UNTIL PAYMENT OF SAID PRINCIPAL SUM, AT THE RATE OF EIGHT AND 86/100 PERCENT (8.86%) PER ANNUM, PAYABLE SEMIANNUALLY IN LAWFUL MONEY OF THE UNITED STATES ON THE FIRST DAYS OF JANUARY AND JULY OF EACH YEAR, COMMENCING WITH JULY, 1993. UNTIL MATURITY OF THIS BOND, SAID INTEREST SHALL BE PAYABLE ONLY UPON PRESENTATION AND SURRENDER OF THE INTEREST COUPONS HERETO ATTACHED AS THEY SEVERALLY MATURE.

          THE PRINCIPAL HEREOF AND THE COUPONS ATTACHED HERETO ARE PAYABLE AT
THE

PRINCIPAL OFFICE OF THE CORPORATE TRUST DEPARTMENT OF CHEMICAL TRUST COMPANY OF CALIFORNIA, IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA.

          THIS BOND IS ONE OF A SERIES OF COUPON BONDS AND REGISTERED BONDS OF SERIES J OF AN AUTHORIZED ISSUE OF BONDS OF THE CORPORATION, DESIGNATED AS ITS "FIRST MORTGAGE SERIES J 8.86% BONDS OF 2023" OR THE "SERIES J BONDS", ALL ISSUED UNDER AND EQUALLY AND RATABLY SECURED BY THAT CERTAIN INDENTURE, DATED AS OF AUGUST 1, 1954 AND INDENTURES SUPPLEMENTAL THERETO INCLUDING THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE, DATED AS OF DECEMBER 8, 1992 (WHICH INSTRUMENTS ARE HEREINAFTER COLLECTIVELY CALLED THE "INDENTURE"), DULY EXECUTED BY THE CORPORATION AND DELIVERED TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE, TO WHICH INDENTURE REFERENCE IS MADE FOR A DESCRIPTION OF THE PROPERTY MORTGAGED, CONVEYED IN TRUST, OR PLEDGED, THE NATURE AND EXTENT OF THE SECURITY, THE RIGHTS OF THE HOLDERS OF ALL BONDS IN RESPECT THEREOF, AND THE TERMS AND CONDITIONS SUBJECT TO WHICH ALL BONDS ISSUED THEREUNDER ARE SECURED AND UPON WHICH ADDITIONAL BONDS HAVING LIKE SECURITY MAY BE ISSUED. THE SERIES J BONDS ARE LIMITED TO AN AGGREGATE AUTHORIZED AMOUNT OF FOUR MILLION DOLLARS ($4,000,000).

          THE OUTSTANDING SERIES J BONDS ARE SUBJECT TO REDEMPTION PRIOR TO MATURITY IN WHOLE OR IN PART BY THE CORPORATION ON JANUARY 1 OF ANY YEAR AFTER AND INCLUDING JANUARY 1, 1994 IN THE MANNER AND UPON THE NOTICE PROVIDED IN ARTICLE IV OF THE INDENTURE, AT 100% OF THEIR PRINCIPAL AMOUNT AND ACCRUED INTEREST TO THE DATE OF REDEMPTION, TOGETHER WITH A PREMIUM ON SAID PRINCIPAL AMOUNT SO TO BE REDEEMED IN THE EVENT THAT SAID SERIES J BONDS ARE REDEEMED OTHER THAN (i) THROUGH THE MANDATORY PAYMENTS MADE BY THE CORPORATION TO THE SERIES J SINKING FUND (AS DEFINED IN SECTION 6(a) OF
ARTICLE I OF THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE), (ii) PURSUANT TO THE SERIES J BONDHOLDER'S RIGHTS TO REQUIRE REPURCHASE SET FORTH IN ARTICLE XV OF THE ORIGINAL INDENTURE, AS HERETOFORE AND BY THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE, MODIFIED, AMENDED AND SUPPLEMENTED, AND (iii) IN THE EVENT OF THE CONDEMNATION OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY IN AN EMINENT DOMAIN PROCEEDING OR UPON A COURT ORDERED SALE OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY (IN ANY OF WHICH EVENTS SAID BONDS ARE REDEEMABLE WITHOUT PREMIUM). THE PREMIUM, IF ANY, SHALL BE DETERMINED AS FOLLOWS:

          (1) IF THE SERIES J BONDS ARE REDEEMED ON OR PRIOR TO JANUARY 1, 2013, THE PREMIUM SHALL BE DETERMINED IN ACCORDANCE WITH THE FOLLOWING
PROCEDURE:

               (a) THE AVERAGE TERM TO MATURITY THEREOF WILL BE CALCULATED BY WEIGHING EACH REMAINING PRINCIPAL PAYMENT BY ITS TERM FROM THE PREPAYMENT DATE;

               (b)  THE U.S. TREASURY YIELDS TO CONSTANT MATURITIES, AS

     PUBLISHED BY THE FEDERAL RESERVE, WILL BE DETERMINED FOR THE TERMS JUST BEFORE AND JUST AFTER THE AVERAGE TERM TO MATURITY THEREOF USING THE LATEST ONE WEEK MOVING AVERAGE ENDING THE DATE ON WHICH THE PREPAYMENT IS MADE;

          (c) A DISCOUNT RATE WILL BE CALCULATED BY ADDING 50 BASIS POINTS TO AN INTERPOLATED RATE BETWEEN THE TWO U.S. TREASURY YIELDS FOR THE AVERAGE TERM TO MATURITY THEREOF. IF THE ANNUAL DISCOUNT RATE IS LARGER THAN OR EQUAL TO THE ANNUAL COUPON, THE PREMIUM WILL BE ZERO. OTHERWISE, THE ANNUAL DISCOUNT RATE WILL BE DIVIDED BY TWO TO PRODUCE A SEMIANNUAL DISCOUNT RATE;

          (d) THE SEMIANNUAL DISCOUNT RATE WILL BE USED TO CALCULATE THE NET PRESENT VALUE OF ALL THE REMAINING SCHEDULED INTEREST AND PRINCIPAL PAYMENTS.

THE EXCESS OF THIS NET PRESENT VALUE OVER THE OUTSTANDING PAR AMOUNT OF THE SERIES J BONDS BEING SO REDEEMED WILL BE THE PREMIUM.

          (2) IF THE SERIES J BONDS ARE REDEEMED AT ANY TIME AFTER JANUARY 1, 2013, THE PREMIUM SHALL BE THE FOLLOWING PERCENTAGE, AS APPLICABLE, OF THE PRINCIPAL AMOUNT SO REDEEMED:

  .02749655 IF REDEEMED AFTER JANUARY 1, 2013 AND BEFORE JANUARY 1, 2014; .02444138 IF REDEEMED ON OR AFTER JANUARY 1, 2014 AND BEFORE JANUARY 1, 2015; .02138621 IF REDEEMED ON OR AFTER JANUARY 1, 2015 AND BEFORE JANUARY 1, 2016; .01833103 IF REDEEMED ON OR AFTER JANUARY 1, 2016 AND BEFORE JANUARY 1, 2017; .01527586 IF REDEEMED ON OR AFTER JANUARY 1, 2017 AND BEFORE JANUARY 1, 2018; .01222069 IF REDEEMED ON OR AFTER JANUARY 1, 2018 AND BEFORE JANUARY 1, 2019; .00916552 IF REDEEMED ON OR AFTER JANUARY 1, 2019 AND BEFORE JANUARY 1, 2020; .00611034 IF REDEEMED ON OR AFTER JANUARY 1, 2020 AND BEFORE JANUARY 1, 2021; .00305517 IF REDEEMED ON OR AFTER JANUARY 1, 2021 AND BEFORE JANUARY 1, 2022; AND AT PAR IF REDEEMED THEREAFTER.

          THE OUTSTANDING SERIES J BONDS ARE ALSO SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, IN THE EVENT OF THE CONDEMNATION OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY IN AN EMINENT DOMAIN PROCEEDING, OR UPON A COURT ORDERED SALE OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY, THROUGH THE PROCEEDS THEREOF OR OTHERWISE. FURTHER, THE SERIES J BONDS ARE SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, PURSUANT TO THE SERIES J BONDHOLDER'S RIGHTS TO REQUIRE REPURCHASE SET FORTH IN ARTICLE XV OF THE ORIGINAL INDENTURE, AS HERETOFORE AND BY THIS ELEVENTH SUPPLEMENTAL TRUST INDENTURE, MODIFIED, AMENDED AND SUPPLEMENTED.

          ALL SERIES J BONDS REDEEMED BY THE CORPORATION SHALL BE SO REDEEMED ON A PRO-RATA BASIS CALCULATED WITH REFERENCE TO THE PRINCIPAL AMOUNT OF THE HOLDINGS THEREOF.

          ALL SERIES J BONDS REDEEMED AS PROVIDED IN SAID INDENTURE SHALL BE CANCELLED AND NOT REISSUED.

          COUPON SERIES J BONDS SHALL BE FREELY EXCHANGEABLE FOR REGISTERED SERIES J BONDS, AND REGISTERED SERIES J BONDS SHALL BE FREELY EXCHANGEABLE FOR BOTH REGISTERED OR COUPON SERIES J BONDS, IN EITHER CASE FOR ONE OR MORE AUTHORIZED DENOMINATIONS AND IN THE SAME AGGREGATE PRINCIPAL AMOUNT.

          THIS BOND SHALL PASS BY DELIVERY UNLESS REGISTERED AS TO PRINCIPAL IN THE NAME OF THE OWNER ON REGISTERS KEPT FOR THE PURPOSE BY CHEMICAL TRUST COMPANY OF CALIFORNIA, OR ITS SUCCESSOR IN TRUST, SAID REGISTRY BEING NOTED HEREON AS PROVIDED IN THE INDENTURE. AFTER SUCH REGISTRATION, NO TRANSFER SHALL BE VALID UNLESS MADE ON SAID REGISTER BY THE REGISTERED HOLDER IN PERSON OR BY ATTORNEY DULY AUTHORIZED AND SIMILARLY NOTED HEREON, BUT THIS BOND MAY BE DISCHARGED FROM REGISTRY BY BEING IN LIKE MANNER TRANSFERRED TO BEARER, AND THEREUPON TRANSFERABILITY BY DELIVERY SHALL BE RESTORED, BUT THIS BOND MAY AGAIN AND FROM TIME-TO-TIME BE REGISTERED IN THE NAME OF THE HOLDER OR TRANSFERRED TO BEARER AS BEFORE. SUCH REGISTRATION, HOWEVER, SHALL NOT AFFECT THE NEGOTIABILITY OF THE COUPONS WHICH SHALL CONTINUE TO BE TRANSFERABLE BY DELIVERY NOTWITHSTANDING THE REGISTRATION HEREOF.

          IN CASE AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE) SHALL OCCUR, THE PRINCIPAL OF THIS BOND IF IT BE THEN OUTSTANDING MAY BE DECLARED AND BECOME DUE AND PAYABLE AS PROVIDED IN THE INDENTURE.

          AS PROVIDED IN THE INDENTURE, THE RIGHTS AND OBLIGATIONS OF THE CORPORATION AND THE HOLDERS OF ALL BONDS ISSUED THEREUNDER, INCLUDING WITHOUT LIMITATION, THE SERIES J BONDS, MAY BE MODIFIED OR ALTERED FROM TIME-TO-TIME BY ANY INDENTURE OR INDENTURES SUPPLEMENTAL THERETO, EXECUTED BY THE CORPORATION AND THE TRUSTEE AND CONSENTED TO BY THE HOLDERS OF THREE-FOURTHS IN PRINCIPAL AMOUNT OF ALL SUCH BONDS OUTSTANDING; PROVIDED, HOWEVER, THAT NO SUCH MODIFICATION OR ALTERATION SHALL BE MADE WHICH WOULD (i) REDUCE THE PRINCIPAL OF, OR PREMIUM ON, OR THE RATE OF INTEREST ON ANY SUCH BONDS, (ii) POSTPONE THE MATURITY DATE FIXED IN THE INDENTURE OR IN ANY SUCH BONDS OR COUPONS FOR THE PAYMENT OF THE PRINCIPAL OF OR ANY INSTALLMENT OF INTEREST ON ANY SUCH BONDS, (iii) REDUCE THE PERCENTAGE OF THE PRINCIPAL AMOUNT OF SUCH BONDS, THE CONSENT OF THE HOLDERS OF WHICH IS REQUIRED FOR THE AUTHORIZATION OF ANY SUCH CHANGE OR ADDITION, (iv) MODIFY WITHOUT THE CONSENT OF THE TRUSTEE THE RIGHTS, DUTIES OR IMMUNITY OF THE TRUSTEE, (v) CREATE OR PERMIT ANY DISCRIMINATION OR DISTINCTION BETWEEN ANY OF THE BONDS OF ANY

ONE SERIES ISSUED UNDER THE INDENTURE OR, EXCEPT AS THEREIN PROVIDED OR PERMITTED, BETWEEN BONDS OF DIFFERENT SERIES ISSUED UNDER THE INDENTURE, OR
(vi) MODIFY OR ALTER ANY OF THE TERMS AND PROVISIONS OF THE INDENTURE, RELATING, AMONG OTHER THINGS, TO THE SINKING FUNDS OR REDEMPTION PROVISIONS PROVIDED FOR A PARTICULAR SERIES OF BONDS.

          THIS COUPON BOND, TOGETHER WITH ALL MATURED AND UNPAID AND ALL UNMATURED COUPONS THERETO BELONGING, MAY BE EXCHANGED FOR A REGISTERED BOND OR BONDS WITHOUT COUPONS OF THE SAME SERIES OF AUTHORIZED DENOMINATIONS, FOR THE SAME AGGREGATE PRINCIPAL AMOUNT IN EACH CASE, AS PROVIDED IN THE INDENTURE.

          THE OFFER AND SALE OF THE BONDS WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1993 ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE BONDS ARE BEING SOLD IN RELIANCE ON EXEMPTIONS THEREFROM; THE BONDS MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED (INCLUDING, WITHOUT LIMITATION, BY HYPOTHECATION) UNLESS SUCH RESALE OR TRANSFER IS ITSELF REGISTERED OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT; THE BONDS MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA) EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THE INDENTURE.

          THIS BOND SHALL NOT BECOME VALID OR OBLIGATORY FOR ANY PURPOSE UNLESS AND UNTIL THE TRUSTEE UNDER THE INDENTURE SHALL HAVE SIGNED THE TRUSTEE'S CERTIFICATE ENDORSED HEREON.

          IN WITNESS WHEREOF, DOMINGUEZ WATER CORPORATION HAS CAUSED THIS BOND TO BE EXECUTED IN ITS CORPORATE NAME BY ITS PRESIDENT OR VICE PRESIDENT AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED, ATTESTED BY ITS SECRETARY OR ASSISTANT SECRETARY, AND THE INTEREST COUPONS HERETO ANNEXED TO BE EXECUTED BY THE FACSIMILE SIGNATURE OF ITS SECRETARY AS OF THE 8TH DAY OF DECEMBER, 1992.

                      DOMINGUEZ WATER CORPORATION, A CALIFORNIA CORPORATION



                              BY:
                                 -------------------------------------
                                 C.W. PORTER, PRESIDENT


ATTEST:




--------------------------------------------
RUBYE RITTGERS, SECRETARY

                        (CORPORATE SEAL)

     2. FORM OF INTEREST COUPON. The interest coupon is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

NO. JC-                                     $
       ------                                -------------


               ON THE FIRST DAY OF __________, 19___ (UNLESS THE BOND HEREINAFTER MENTIONED SHALL HAVE BEEN CALLED FOR EARLIER REDEMPTION), UPON SURRENDER OF THIS COUPON DOMINGUEZ WATER CORPORATION WILL PAY TO THE BEARER HEREOF, AT THE PRINCIPAL OFFICE OF CHEMICAL TRUST COMPANY OF CALIFORNIA IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, ___________________________
          DOLLARS ($__________) IN LAWFUL MONEY OF THE UNITED STATES, BEING SIX MONTHS' INTEREST THEN DUE ON ITS FIRST MORTGAGE SERIES J 8.86% BONDS OF 2023, DATED DECEMBER __, 1992, NO. JC-________.



                              ---------------------------------
                              SECRETARY

     3. FORM OF ENDORSEMENT FOR REGISTRATION OF COUPON BOND. The endorsement for registration of coupon bonds is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

          THIS BOND MAY BE REGISTERED AS TO PRINCIPAL BY THE OWNER AT THE PRINCIPAL OFFICE OF THE CHEMICAL TRUST COMPANY OF CALIFORNIA IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA.

          NOTICE: NO WRITING ON THIS REGISTRATION FORM EXCEPT BY AN OFFICER OR AGENT OF THE TRUSTEE.

DATE OF REGISTRY    IN WHOSE NAME REGISTERED    REGISTRAR

--------------------------------    -------------------------

--------------------------------    -------------------------

--------------------------------    -------------------------


     4. FORM OF REGISTERED SERIES J BOND. The registered Series J Bond is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

SERIES J
NO. JR-                                     $
       --------                              -----------

                  DOMINGUEZ WATER CORPORATION
         REGISTERED FIRST MORTGAGE SERIES J 8.86% BONDS
                  OF 2023 DUE JANUARY 1, 2023

          DOMINGUEZ WATER CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA (HEREINAFTER CALLED THE "CORPORATION"), FOR VALUE RECEIVED HEREBY PROMISES TO PAY TO________________, OR REGISTERED ASSIGNS, ____________________________________ DOLLARS
($_________) IN LAWFUL MONEY OF THE UNITED STATES OF THE FIRST DAY OF JANUARY, 2023, TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF AT THE RATE OF EIGHT AND 86/100 PERCENT (8.86%) PER ANNUM, PAYABLE SEMI-ANNUALLY IN LIKE LAWFUL MONEY ON THE FIRST DAYS OF JANUARY AND JULY IN EACH YEAR COMMENCING WITH JULY, 1993.

          THE PRINCIPAL HEREOF AND THE INTEREST ON THIS BOND ARE PAYABLE AT THE PRINCIPAL OFFICE OF THE CHEMICAL TRUST COMPANY OF CALIFORNIA IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA. INTEREST HEREON SHALL BE PAID ON JANUARY 1 AND JULY 1 OF EACH YEAR TO THE REGISTERED HOLDER OF THIS BOND WHO SHALL BE SUCH AT THE CLOSE OF

BUSINESS ON THE PREVIOUS DECEMBER 24 AND JUNE 24, RESPECTIVELY.

          THIS BOND IS ONE OF A SERIES OF COUPON BONDS AND REGISTERED BONDS OF SERIES J OF AN AUTHORIZED ISSUE OF BONDS OF THE CORPORATION, DESIGNATED AS ITS "FIRST MORTGAGE SERIES J 8.86% BONDS OF 2023" OR THE "SERIES J BONDS", ALL ISSUED AND TO BE ISSUED UNDER AND EQUALLY AND RATABLY SECURED BY THAT CERTAIN INDENTURE DATED AS OF AUGUST 1, 1954, AND INDENTURES SUPPLEMENTAL THERETO INCLUDING THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE DATED AS OF DECEMBER __, 1992 (WHICH INSTRUMENTS ARE HEREIN COLLECTIVELY CALLED THE "INDENTURE"), DULY EXECUTED BY CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE, TO WHICH INDENTURE REFERENCE IS MADE FOR A DESCRIPTION OF THE PROPERTY MORTGAGED, CONVEYED IN TRUST OR PLEDGED, THE NATURE AND EXTENT OF THE SECURITY, THE RIGHTS OF THE HOLDERS OF ALL BONDS IN RESPECT THEREOF, AND THE TERMS AND CONDITIONS SUBJECT TO WHICH ALL BONDS ISSUED THEREUNDER ARE SECURED AND UPON WHICH ADDITIONAL BONDS HAVING LIKE SECURITY MAY BE ISSUED. THE SERIES J BONDS ARE LIMITED TO AN AGGREGATE AUTHORIZED AMOUNT OF FOUR MILLION DOLLARS ($4,010,000).

          THIS BOND IS TRANSFERABLE BY THE REGISTERED HOLDER HEREOF IN PERSON OR BY ITS ATTORNEY DULY AUTHORIZED, AT THE OFFICE OF CHEMICAL TRUST COMPANY OF CALIFORNIA IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, OR ITS SUCCESSORS IN TRUST, UPON SURRENDER AND CANCELLATION OF THIS BOND, AND THEREUPON ONE OR MORE NEW REGISTERED BONDS, WITHOUT COUPONS, OF THE SAME SERIES AND FOR THE SAME AGGREGATE PRINCIPAL AMOUNT WILL BE ISSUED TO THE TRANSFEREE IN EXCHANGE THEREFOR AS PROVIDED IN SAID INDENTURE AND ON PAYMENT, IF THE CORPORATION SHALL SO REQUIRE, OF THE CHARGE THEREIN AUTHORIZED.

          THIS BOND MAY BE EXCHANGED FOR ONE OR MORE COUPON BONDS OF THE SAME SERIES OF AUTHORIZED DENOMINATIONS FOR THE SAME AGGREGATE PRINCIPAL AMOUNT WITH ALL MATURED AND UNPAID AND ALL UNMATURED COUPONS THERETO BELONGING, IN EACH CASE AS PROVIDED IN SAID INDENTURE.

          THE OUTSTANDING BONDS OF SERIES J ARE SUBJECT TO REDEMPTION PRIOR TO MATURITY IN PART BY THE CORPORATION ON JANUARY 1 OF ANY YEAR AFTER AND INCLUDING JANUARY 1, 1994 IN THE MANNER AND UPON THE NOTICE PROVIDED IN ARTICLE IV OF THE INDENTURE, AT 100% OF THEIR PRINCIPAL AMOUNT AND ACCRUED INTEREST TO THE DATE OF REDEMPTION, TOGETHER WITH A PREMIUM ON SAID PRINCIPAL AMOUNT SO TO BE REDEEMED IN THE EVENT THAT SAID SERIES J BONDS ARE REDEEMED OTHER THAN (i) THROUGH THE MANDATORY PAYMENTS MADE BY THE CORPORATION TO THE SERIES J SINKING FUND (AS DEFINED IN SECTION 6(a) OF ARTICLE I OF THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE), (ii) PURSUANT TO THE SERIES J BONDHOLDER'S RIGHTS TO REQUIRE REPURCHASE SET FORTH IN ARTICLE XV OF THE ORIGINAL INDENTURE, AS HERETOFORE AND BY THE ELEVENTH SUPPLEMENTAL TRUST INDENTURE, MODIFIED, AMENDED AND SUPPLEMENTED, AND (iii) IN THE EVENT OF THE CONDEMNATION OF SUBSTANTIALLY ALL OF THE

CORPORATION'S PROPERTY IN AN EMINENT DOMAIN PROCEEDING OR UPON A COURT ORDERED SALE OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY (IN ANY OF WHICH EVENTS SAID BONDS ARE REDEEMABLE WITHOUT PREMIUM). THE PREMIUM, IF ANY, SHALL BE DETERMINED AS FOLLOWS:

          (1) IF THE SERIES J BONDS ARE REDEEMED ON OR PRIOR TO JANUARY 1, 2013, THE PREMIUM SHALL BE DETERMINED IN ACCORDANCE WITH THE FOLLOWING
PROCEDURE:

               (a) THE AVERAGE TERM TO MATURITY THEREOF WILL BE CALCULATED BY WEIGHING EACH REMAINING PRINCIPAL PAYMENT BY ITS TERM FROM THE PREPAYMENT DATE;

               (b) THE U.S. TREASURY YIELDS TO CONSTANT MATURITIES, AS PUBLISHED BY THE FEDERAL RESERVE, WILL BE DETERMINED FOR THE TERMS JUST BEFORE AND JUST AFTER THE AVERAGE TERM TO MATURITY THEREOF USING THE LATEST ONE WEEK MOVING AVERAGE ENDING THE DATE ON WHICH THE PREPAYMENT IS MADE;

               (c) A DISCOUNT RATE WILL BE CALCULATED BY ADDING 50 BASIS POINTS TO AN INTERPOLATED RATE BETWEEN THE TWO U.S. TREASURY YIELDS FOR THE AVERAGE TERM TO MATURITY THEREOF. IF THE ANNUAL DISCOUNT RATE IS LARGER THAN OR EQUAL TO THE ANNUAL COUPON, THE PREMIUM WILL BE ZERO. OTHERWISE, THE ANNUAL DISCOUNT RATE WILL BE DIVIDED BY TWO TO PRODUCE A SEMIANNUAL DISCOUNT RATE;

               (d) THE SEMIANNUAL DISCOUNT RATE WILL BE USED TO CALCULATE THE NET PRESENT VALUE OF ALL THE REMAINING SCHEDULED INTEREST AND PRINCIPAL PAYMENTS.

THE EXCESS OF THIS NET PRESENT VALUE OVER THE OUTSTANDING PAR AMOUNT OF THE SERIES J BONDS BEING SO REDEEMED WILL BE THE PREMIUM.

          (2) IF THE SERIES J BONDS ARE REDEEMED AT ANY TIME AFTER JANUARY 1, 2013, THE PREMIUM SHALL BE THE FOLLOWING PERCENTAGE, AS APPLICABLE, OF THE PRINCIPAL AMOUNT SO REDEEMED:

     .02749655 IF REDEEMED AFTER JANUARY 1, 2013 AND BEFORE JANUARY 1, 2014; .02444138 IF REDEEMED ON OR AFTER JANUARY 1, 2014 AND BEFORE JANUARY 1, 2015;
     .02138621 IF REDEEMED ON OR AFTER JANUARY 1, 2015 AND BEFORE JANUARY 1,
     2016;
     .01833103 IF REDEEMED ON OR AFTER JANUARY 1, 2016 AND BEFORE JANUARY 1,
     2017;
     .01527586 IF REDEEMED ON OR AFTER JANUARY 1, 2017 AND BEFORE JANUARY 1,
     2018;
     .01222069 IF REDEEMED ON OR AFTER JANUARY 1, 2018 AND BEFORE JANUARY 1,
     2019;
     .00916552 IF REDEEMED ON OR AFTER JANUARY 1, 2019 AND BEFORE JANUARY 1,
     2020;
     .00611034 IF REDEEMED ON OR AFTER JANUARY 1, 2020 AND BEFORE JANUARY 1,
     2021;
     .00305517 IF REDEEMED ON OR AFTER JANUARY 1, 2021 AND BEFORE JANUARY 1,
     2022;

     AND AT PAR IF REDEEMED THEREAFTER.

          THE OUTSTANDING SERIES J BONDS ARE ALSO SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, IN THE EVENT OF THE CONDEMNATION OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY IN AN EMINENT DOMAIN PROCEEDING, OR UPON A COURT ORDERED SALE OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY, THROUGH THE PROCEEDS THEREOF OR OTHERWISE. FURTHER, THE SERIES J BONDS ARE SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, PURSUANT TO THE SERIES J BONDHOLDER'S RIGHTS TO REQUIRE REPURCHASE SET FORTH IN ARTICLE XV OF THE ORIGINAL INDENTURE, AS HERETOFORE AND BY THIS ELEVENTH SUPPLEMENTAL TRUST INDENTURE, MODIFIED, AMENDED AND SUPPLEMENTED.

          ALL SERIES J BONDS REDEEMED BY THE CORPORATION SHALL BE SO REDEEMED ON A PRO-RATA BASIS CALCULATED WITH REFERENCE TO THE PRINCIPAL AMOUNT OF THE HOLDINGS THEREOF.

          ALL SERIES J BONDS REDEEMED AS PROVIDED IN THE INDENTURE SHALL BE CANCELLED AND SHALL NOT BE REISSUED. THIS BOND MAY BE PARTIALLY REDEEMED WITHOUT PRESENTATION TO THE TRUSTEE FOR ENDORSEMENT, IF THE REQUIREMENTS SET FORTH IN SECTION 1 OF ARTICLE IV OF THE INDENTURE ARE MET.

          COUPON SERIES J BONDS SHALL BE FREELY EXCHANGEABLE FOR REGISTERED SERIES J BONDS, AND REGISTERED SERIES J BONDS SHALL BE FREELY EXCHANGEABLE FOR BOTH REGISTERED OR COUPON SERIES J BONDS, IN EITHER CASE FOR ONE OR MORE AUTHORIZED DENOMINATIONS AND IN THE SAME AGGREGATE PRINCIPAL AMOUNT.

          IN CASE AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE) SHALL OCCUR, THE PRINCIPAL OF THIS BOND IF IT BE THEN OUTSTANDING MAY BE DECLARED AND BECOME DUE AND PAYABLE AS PROVIDED IN THE INDENTURE.

          AS PROVIDED IN THE INDENTURE, THE RIGHTS AND OBLIGATIONS OF THE CORPORATION AND THE HOLDERS OF ALL BONDS ISSUED THEREUNDER, INCLUDING WITHOUT LIMITATION, THE SERIES J BONDS, MAY BE MODIFIED OR ALTERED FROM TIME-TO-TIME BY ANY INDENTURE OR INDENTURES SUPPLEMENTAL THERETO, EXECUTED BY THE CORPORATION AND THE TRUSTEE AND CONSENTED TO BY THE HOLDERS OF THREE-FOURTHS IN PRINCIPAL AMOUNT OF ALL SUCH BONDS OUTSTANDING; PROVIDED, HOWEVER, THAT NO SUCH MODIFICATION OR ALTERATION SHALL BE MADE WHICH WOULD (i) REDUCE THE PRINCIPAL OF, OR PREMIUM ON, OR THE RATE OF INTEREST ON ANY SUCH BONDS, (ii) POSTPONE THE MATURITY DATE FIXED IN THE INDENTURE OR IN ANY SUCH BONDS OR COUPONS FOR THE PAYMENT OF THE PRINCIPAL OF OR ANY INSTALLMENT OF INTEREST ON ANY SUCH BONDS, (iii) REDUCE THE PERCENTAGE OF THE PRINCIPAL AMOUNTS OF SUCH BONDS, THE CONSENT OF THE HOLDERS OF WHICH IS REQUIRED FOR THE AUTHORIZATION OF ANY SUCH CHANGE OR ADDITION, (iv)

MODIFY WITHOUT THE CONSENT OF THE TRUSTEE THE RIGHTS, DUTIES OR
IMMUNITY OF THE TRUSTEE, (v) CREATE OR PERMIT ANY DISCRIMINATION OF DISTINCTION BETWEEN ANY OF THE BONDS OF ANY ONE SERIES ISSUED UNDER THE INDENTURE OR, EXCEPT AS THEREIN PROVIDED OR PERMITTED, BETWEEN BONDS OF DIFFERENT SERIES ISSUED UNDER THE INDENTURE, OR (vi) MODIFY OR ALTER ANY OF THE TERMS AND PROVISIONS OF THE INDENTURE RELATING, AMONG OTHER THINGS, TO THE SINKING FUNDS OR REDEMPTION PROVISIONS PROVIDED FOR A PARTICULAR SERIES OF BONDS.

          THE OFFER AND SALE OF THE BONDS WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1993 ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE BONDS ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1993 ACT; THE BONDS MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED (INCLUDING, WITHOUT LIMITATION, BY HYPOTHECATION) UNLESS SUCH RESALE OR TRANSFER IS ITSELF REGISTERED OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT; THE BONDS MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA) EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THE INDENTURE.

          THIS BOND SHALL NOT BECOME VALID OR OBLIGATORY FOR ANY PURPOSE UNLESS AND UNTIL THE TRUSTEE UNDER THE INDENTURE SHALL HAVE SIGNED THE TRUSTEE'S CERTIFICATE ENDORSED HEREON.

          IN WITNESS WHEREOF, DOMINGUEZ WATER CORPORATION HAS CAUSED THIS BOND TO BE EXECUTED IN ITS CORPORATE NAME BY ITS PRESIDENT OR VICE PRESIDENT AND ITS CORPORATE SEAL TO BE HERETO AFFIXED, ATTESTED BY ITS SECRETARY OR ASSISTANT SECRETARY.

          DATED:  DECEMBER __, 1992

                              DOMINGUEZ WATER CORPORATION,
                              A CALIFORNIA CORPORATION



                              BY:
                                 -----------------------------------
                                   C.W. PORTER, PRESIDENT


ATTEST:




----------------------------------
RUBYE RITTGERS, SECRETARY

                        (Corporate Seal)

     5. FORM OF ASSIGNMENT OF REGISTERED BOND. The assignment of registered Series J Bond is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

          FOR VALUE RECEIVED, THE UNDERSIGNED REGISTERED HOLDER OF THE WITHIN BOND HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO ___________________________ THE WITHIN BOND AND HEREBY IRREVOCABLY AUTHORIZES THE TRUSTEE THEREIN NAMED, OR ANY SUCCESSOR TRUSTEE, TO TRANSFER THE SAME ON THE REGISTRY BOOKS KEPT FOR THAT PURPOSE.

          DATED:                   , 19
                -------------------    ----


                                                 ------------------------------

IN THE PRESENCE OF:
                   --------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS BOND IN EVERY PARTICULAR WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER.

     6. FORM OF TRUSTEE'S CERTIFICATION. The Trustee's Certificate regarding Series J Bonds is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

                     TRUSTEE'S CERTIFICATE

          IT IS HEREBY CERTIFIED THAT THIS BOND IS ONE OF THE BONDS MENTIONED AND DESCRIBED IN THE INDENTURE HEREIN REFERRED TO.

                              CHEMICAL TRUST COMPANY
                              OF CALIFORNIA



                              BY: _______________________________________

                                   (AUTHORIZED OFFICER)

     WHEREAS, Section 1 of Article X of the Original Indenture provides, in substance, that the Corporation and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Original Indenture; and

     WHEREAS, the Board of Directors of the Corporation, at a meeting thereof duly convened and held, has duly authorized the execution and delivery of this Eleventh Supplemental Trust Indenture for the purpose of creating said new series of bonds to be designated "FIRST MORTGAGE SERIES J 8.86% BONDS OF 2023," and of providing the particulars, terms and conditions thereof; and

     WHEREAS, all things necessary to make said Four Million Dollars ($4,000,000) principal amount of Series J Bonds, when duly executed by the Corporation and authenticated and delivered by the Trustee for issue, the valid, binding and legal obligation of the Corporation entitled to the benefits and security of the Indenture, and to make this Eleventh Supplemental Trust Indenture a valid, binding and legal instrument in accordance with its terms, have been done and performed, and the issue of the Series J Bonds, as herein provided, has been in all respects duly authorized; and

     WHEREAS, in accordance with and pursuant to Section 3 of Article XII of the Original Indenture, the requisite consent in writing signed by the holders of not less than three-fourths (3/4) of the principal amount of the Series F Bonds, Series G Bonds and Series H Bonds outstanding at the date hereof (said bonds being the only bonds outstanding under the Indenture on the date hereof), has been heretofore received by the Corporation and filed with the Trustee, authorizing and assenting to the execution and delivery of this Eleventh Supplemental Trust Indenture, including the provisions hereof amending the Original Indenture, as heretofore modified, amended and supplemented, all as hereinafter set forth.

          NOW, THEREFORE, BE IT RESOLVED THAT the Corporation, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to (i) declare the terms and conditions upon and subject to which the Series J Bonds will and are to be issued and secured, (ii) create the Series J Bonds, (iii) amend the Original Indenture, as heretofore modified, amended and supplemented and (iv) further secure the payment of the principal of, and premium (if any) and interest on, all bonds at any time issued and outstanding under the Indenture according to their tenor and effect, and the performance and observance by the Corporation of all the covenants and conditions in the Indenture and in the bonds contained (and without in any way limiting the generality or effect of the Original Indenture or any of the supplemental indentures thereto, but confirming the lien of the Indenture), has executed and delivered this Eleventh Supplemental Trust Indenture.

          IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto that certain provisions of the Original Indenture, as heretofore modified, amended and supplemented, be further modified and amended as hereinafter set forth, and that the Series J Bonds be issued, authenticated and delivered upon and subject to the covenants and conditions as stated in the Indenture, including this Eleventh Supplemental Trust Indenture; and the Corporation, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of those who from time to time shall hold or own bonds at any time issued and outstanding under the Indenture, including the Series J Bonds, as follows:

                           ARTICLE I
      CREATION, AUTHENTICATION AND ISSUANCE AND PROVISIONS
               RELATING TO FORM OF SERIES J BONDS

          SECTION 1. There is hereby created, for issuance under the Indenture, and to be secured thereby a series of bonds, to be designated "FIRST MORTGAGE SERIES J, 8.86% BONDS OF 2023" (being the "SERIES J BONDS" herein referred to) and to be in the aggregate principal amount of Four Million Dollars ($4,000,000). No Series J Bonds in addition to said Four Million Thousand Dollars ($4,000,000) principal amount shall be authenticated and delivered by the Trustee except in exchange for, in lieu of, or in substitution for, other Series J Bonds pursuant to Article I of the Indenture.

          SECTION 2. The coupon Series J Bonds and the registered Series J Bonds without coupons shall bear interest from the date of issuance at the rate of Eight and 86/100 percent (8.86%) per annum, payable semi-annually on the first days of January and July of each year, and shall be respectively substantially of the tenor and purport recited above. The Series J Bonds shall mature January 1, 2023, and shall be issued as coupon bonds in the denomination of $100,000 each, registrable as to principal, and as registered bonds without coupons in denominations of $100,000 and any multiple of $100,000 which the Corporation may execute and deliver. Coupon Series J Bonds and registered Series J Bonds without coupons shall be dated as provided in Section 2 of
Article I of the Indenture. Coupon Series J Bonds shall be freely exchangeable for registered Series J Bonds, and registered Series J Bonds shall be freely exchangeable for both registered or coupon Series J Bonds, in either case for one or more authorized denominations and in the same aggregate principal amount.

          SECTION 3. All coupon Series J Bonds shall be numbered JC-1 and upward, and registered Series J Bonds shall be numbered JR-1 and upward.

          SECTION 4. The Series J Bonds are subject to redemption prior to maturity in whole or in part by the Corporation on January 1 of any year after and including January 1, 1994 at the office of the Trustee in the City of Los Angeles, State of California, in the manner and upon the notice provided in
Article IV of the Indenture, at 100% of the principal amount thereof and interest accrued thereon to the date fixed for redemption, together with a premium on said principal amount so to be redeemed in the event that said Series J Bonds are redeemed OTHER THAN (i) through the mandatory payments made by the corporation to the Series J Sinking Fund (as defined in Section 6(a) below), (ii) pursuant to the Series J Bondholder's Rights to Require Repurchase set forth in Article XV of the Original Indenture, as heretofore and by this Eleventh Supplemental Trust Indenture, modified, amended and supplemented, and
(iii) in the event of the condemnation of substantially all of the Corporation's property in an eminent domain proceeding or upon a court ordered sale of substantially all of the Corporation's property (in any of which events said bonds are redeemable without premium). The premium, if any, shall be determined as follows:

          (1) If the Series J Bonds are redeemed on or prior to January 1, 2013, the premium shall be determined in accordance with the following procedure:

               (a) The average term to maturity of the Series J Bonds thereof will be calculated by weighing each remaining principal payment by its term from the prepayment date;

               (b) The U.S. Treasury yields to constant maturities, as published by the Federal Reserve, will be determined for the terms just before and just after the average term to maturity thereof using the latest one week moving average ending the date on which the prepayment is made;

               (c) A discount rate will be calculated by adding 50 basis points to an interpolated rate between the two U.S. Treasury yields for the average term to maturity of the Series J Bonds. If the annual discount rate is larger than or equal to the annual coupon of the Series J Bonds, the premium will be zero. Otherwise, the annual discount rate will be divided by two to produce a semiannual discount rate;

               (d) The semiannual discount rate will be used to calculate the net present value of all the remaining scheduled interest and principal payments.

The excess of this net present value over the outstanding par amount of the Series J Bonds being so redeemed will be the premium.

          (2) If the Series J Bonds are redeemed at any time after January 1, 2013, the premium shall be the following percentage, as applicable of the principal amount so redeemed:

     .02749655 if redeemed after January 1, 2013 and before January 1, 2014; .02444138 if redeemed on or after January 1, 2014 and before January 1, 2015;
     .02138621 if redeemed on or after January 1, 2015 and before January 1, 2016;
     .01833103 if redeemed on or after January 1, 2016 and before January 1, 2017;
     .01527586 if redeemed on or after January 1, 2017 and before January 1, 2018;
     .01222069 if redeemed on or after January 1, 2018 and before January 1, 2019;
     .00916552 if redeemed on or after January 1, 2019 and before January 1, 2020;
     .00611034 if redeemed on or after January 1, 2020 and before January 1, 2021;
     .00305517 if redeemed on or after January 1, 2021 and before January 1, 2022;

     and at par if redeemed thereafter.

          The outstanding Series J Bonds are also subject to redemption by the Corporation, at par and without premium, in the event of the condemnation of substantially all of the Corporation's property in an eminent domain proceeding, or upon a court ordered sale of substantially all of the Corporation's property, through the proceeds thereof or otherwise. Further, the Series J Bonds are subject to redemption by the Corporation, at par and without premium, pursuant to the Series J Bondholder's Rights to Require Repurchase set forth in Article XV of the Original Indenture, as heretofore and by this Eleventh Supplemental Trust Indenture, modified, amended and supplemented.

          All Series J Bonds redeemed by the Corporation shall be so redeemed on a pro-rata basis calculated with reference to the principal amount of the holdings thereof.

          All Series J Bonds redeemed as provided herein shall be cancelled and shall not be reissued.

          SECTION 5. The Corporation hereby appoints the Trustee as registrar and its agent for the registration of Series J Bonds. The books for such registration shall be kept at the office of the registrar and when said registrar shall make such registration of Series J Bonds, it shall promptly inform the Corporation by mail of such action.

          SECTION 6.

          (a) The Corporation covenants and agrees to create and maintain a sinking fund for the purpose of retiring the Series J Bonds (which sinking fund shall be designated as the "SERIES J SINKING FUND") and for such purpose, to deposit with the Trustee, or its successor in trust, for the redemption and retirement of Series J Bonds, on or before fifteen (15) business days (each a "SINKING FUND PAYMENT DATE") prior to January 1, in each year, commencing on the day fifteen (15) business days prior to January 1, 2004, an amount of money sufficient to redeem on the following January 1 (each such day being a "REDEMPTION DAY"), Two Hundred Thousand Dollars ($200,000) of the principal amount of Series J Bonds plus accrued interest thereon to the date of such Sinking Fund Payment Date.

          (b) In addition to the mandatory Series J Sinking Fund payments provided for above, the Corporation shall have the noncumulative right from time-to-time to make optional prepayments, at par, on any Sinking Fund Payment Date after and including January 1, 2004 in an amount up to Two Hundred Thousand Dollars ($200,000); PROVIDED, HOWEVER, that the total optional prepayments made by the Corporation under this provision shall not exceed $1,000,000 in the aggregate, and all such payments shall be applied to the last maturing installment. Any optional prepayments made by the Corporation under this provision shall be in addition to and shall not be applied as credits against the required Series J Sinking Fund payments.

          (c) The Trustee shall at any time when there shall be in the Series J Sinking Fund an amount of money sufficient to redeem not less than One Thousand Dollars ($1,000) in principal amount of the Series J Bonds, use and apply the moneys in the Series J Sinking Fund for the purpose of redeeming Series J Bonds on the next Redemption Date in the manner and to the extent provided in Article IV of the Indenture.

          (d) Series J Bonds shall be subject to purchase, redemption or retirement from the General Sinking Fund as provided in the Indenture.

          SECTION 7. Anything elsewhere contained in this Eleventh Supplemental Trust Indenture or in the Original Indenture as heretofore modified, amended and supplemented to the contrary notwithstanding, none of the terms and provisions of this Article I shall be in any manner modified or altered without the consent of the holders of all Series J Bonds then outstanding having been first received from the holders thereof, by their votes at a meeting of Series J bondholders called by the Trustee on such notice as the Trustee shall deem sufficient, or by an instrument or instruments in writing signed by all such bondholders of Series J Bonds and filed with the Trustee.

                           ARTICLE II
            MODIFICATION AND AMENDMENT OF INDENTURE

          SECTION 1. Section 8 of Article I of the Original Indenture, as heretofore modified, amended and supplemented, is hereby further modified and amended to read as follows:

          "SECTION 8. UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE TRUSTEE OF THE LOSS, THEFT, MUTILATION OR DESTRUCTION OF ANY BOND, AND IN THE CASE OF ANY SUCH LOSS, THEFT OR DESTRUCTION, UPON DELIVERY OF A BOND OF INDEMNITY IN SUCH FORM AND AMOUNT AS SHALL BE REASONABLY SATISFACTORY TO THE TRUSTEE, OR IN THE EVENT OF SUCH MUTILATION, UPON SURRENDER AND CANCELLATION OF THE BOND, THE CORPORATION SHALL EXECUTE, AND UPON ITS REQUEST, THE TRUSTEE SHALL AUTHENTICATE AND DELIVER TO THE HOLDER THEREOF, A NEW BOND, OF LIKE TENOR, IN LIEU OF SUCH LOST, STOLEN, DESTROYED OR MUTILATED BOND. IF ANY HOLDER OF A BOND, WHICH IS AN "INSTITUTIONAL HOLDER", IS THE OWNER OF ANY SUCH LOST, STOLEN OR DESTROYED BOND, THEN THE AFFIDAVIT OF AN AUTHORIZED OFFICER OF SUCH OWNER, SETTING FORTH THE FACT OF LOSS, THEFT OR DESTRUCTION AND OF ITS OWNERSHIP OF THE BOND AT THE TIME OF SUCH LOSS, THEFT OR DESTRUCTION SHALL BE ACCEPTED AS SATISFACTORY EVIDENCE THEREOF AND NO FURTHER INDEMNITY SHALL BE REQUIRED AS A CONDITION TO THE EXECUTION AND DELIVERY OF A NEW BOND OTHER THAN THE WRITTEN AGREEMENT OF SUCH OWNER TO INDEMNIFY THE CORPORATION AND THE TRUSTEE. THE HOLDER OF THE BOND SHALL BE RESPONSIBLE FOR THE REASONABLE COSTS AND EXPENSES ASSOCIATED WITH THE AUTHENTICATION AND DELIVERY OF THE NEW BOND PURSUANT TO THIS SECTION 8 OF ARTICLE I. FOR PURPOSES OF THIS SECTION 8, "INSTITUTIONAL HOLDER" SHALL MEAN A BANK AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), WHETHER ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY; AN INSURANCE COMPANY AS DEFINED IN SECTION 2(13) OF THE ACT; AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR A BUSINESS DEVELOPMENT COMPANY AS DEFINED IN SECTION 2(a)
     (48) OF THAT ACT; A SMALL BUSINESS INVESTMENT COMPANY LICENSED BY THE SMALL BUSINESS ADMINISTRATION; OR AN EMPLOYEE BENEFIT PLAN, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, WHICH IS SUBJECT TO THE PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, IF THE INVESTMENT DECISION IS MADE BY A PLAN FIDUCIARY, AS DEFINED IN
     SECTION 3(21) OF SUCH ACT, WHICH IS EITHER A BANK, INSURANCE COMPANY, OR REGISTERED INVESTMENT ADVISER.

          SECTION 2.  Subdivision (a) of Section 16 of Article V of the
Original

Indenture, as heretofore modified, amended and supplemented, is hereby further modified and amended to read as follows:

          "SECTION 16. (a) THE CORPORATION COVENANTS AND AGREES THAT IT WILL NOT DECLARE OR PAY DIVIDENDS, INCLUDING DIVIDENDS IN THE FORM AND AMOUNTS CONTEMPLATED BY SECTION 6(b)(ii) OF ARTICLE XV HEREOF (OTHER THAN STOCK DIVIDENDS OR DIVIDENDS OF SHARES OF STOCK OF HYDRO-METRIC SERVICE CORPORATION) ON, OR PURCHASE, REDEEM, OR OTHERWISE ACQUIRE, SHARES OF ITS COMMON STOCK, EXCEPT OUT OF

                    (i)  NET INCOME (AS HEREINAFTER DEFINED IN
          SUBDIVISION (B) OF THIS SECTION 16) ACCRUED SUBSEQUENT TO DECEMBER 31, 1991, PLUS

                    (ii) THREE MILLION DOLLARS ($3,000,000)."

          SECTION 3. Section 18(a) of Article V of the Original Indenture, as heretofore modified, amended and supplemented, is hereby further modified and amended to read as follows:

          "(a) PERMIT ANY SUBSIDIARY TO INCUR OR GUARANTEE ANY INDEBTEDNESS, OTHER THAN (i) INCUR "CURRENT DEBT" IN THE ORDINARY COURSE OF THE SUBSIDIARY'S BUSINESS, (ii) INCUR INDEBTEDNESS TO THE CORPORATION OR (iii) INCUR INDEBTEDNESS PURSUANT TO A "DWR LOAN."
     FOR PURPOSES OF THIS SUBDIVISION (a) OF THIS SECTION 18 OF ARTICLE V, "CURRENT DEBT" SHALL MEAN ANY AND ALL INDEBTEDNESS HAVING A MATURITY DATE OF LESS THAN ONE (1) YEAR FROM ITS CREATION, AND "DWR LOAN" SHALL MEAN A CONTRACT WITH THE STATE OF CALIFORNIA DEPARTMENT OF WATER RESOURCES (OR ANY SUCCESSOR ENTITY) FOR LOAN(S) UNDER THE CALIFORNIA SAFE DRINKING WATER BOND LAW OF 1976, AS THE SAME MAY BE AMENDED FROM TIME-TO-TIME"


          SECTION 4. Section 1 of Article VIII of the Original Indenture, as heretofore modified, amended and supplemented, is hereby further modified and amended by adding at the end thereof a new paragraph (g) to read as follows:

          "(g) ANY ACCELERATION OF THE MATURITY UPON DEFAULT OF ANY "INDEBTEDNESS" OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION WHICH IS OUTSTANDING IN AN AGGREGATE PRINCIPAL AMOUNT OF AT LEAST $500,000 FOR BORROWED MONEY SHALL OCCUR AND BE CONTINUING; OR ANY FAILURE OF THE CORPORATION OR ANY OF ITS SUBSIDIARIES TO PAY ANY PRINCIPAL OF,

     OR PREMIUM, IF ANY, AND ACCRUED INTEREST ON ANY SUCH INDEBTEDNESS WHEN THE SAME BECOME DUE AND PAYABLE AT FINAL MATURITY OR OTHERWISE. FOR PURPOSES HEREOF, "INDEBTEDNESS" SHALL MEAN LIABILITY FOR MONEY BORROWED DIRECTLY BY THE CORPORATION OR A SUBSIDIARY, AS THE CASE MAY BE, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONSOLIDATION, AND ALL INDEBTEDNESS OF OTHERS WITH RESPECT TO WHICH THE CORPORATION OR A SUBSIDIARY, AS THE CASE MAY BE, HAS BECOME LIABLE BY WAY OF A GUARANTEE."

                          ARTICLE III
               COVENANTS AND AGREEMENTS RELATING
                               TO
                         SERIES J BONDS

          The Original Indenture, as heretofore modified, amended and supplemented, is hereby further amended to add the following new Article XV immediately following Article XIV thereof:

                           ARTICLE XV
               COVENANTS AND AGREEMENTS RELATING
                               TO
                         SERIES J BONDS

     SECTION 1.     RIGHTS TO REQUIRE REPURCHASE.

          (a)  LEVERAGE.

               (i) IF AT ANY TIME THE INDEBTEDNESS OF PARENT, CALCULATED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF PARENT, EXCEEDS 60% OF THE SUM OF (A) SHAREHOLDERS' EQUITY OF PARENT PLUS (B) INDEBTEDNESS OF PARENT, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES J BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE ON WHICH SAID BONDS ARE PAID IN FULL AND WITHOUT ANY PREMIUM.

               (ii) PARENT AND THE CORPORATION SHALL PROMPTLY AT THE END OF EACH FISCAL QUARTER OF PARENT JOINTLY CALCULATE (A) THE INDEBTEDNESS OF PARENT AND (B) 60% OF THE SUM OF SHAREHOLDERS' EQUITY OF PARENT PLUS INDEBTEDNESS OF PARENT FOR PURPOSES OF THIS PARAGRAPH (a) OF THIS SECTION 1, AND SHALL WITHIN THIRTY (30) DAYS AFTER THE END OF EACH FISCAL QUARTER DELIVER TO THE BONDHOLDER AND THE TRUSTEE A WRITTEN REPORT DETAILING THE DETERMINATION OF THE FOREGOING ITEMS AND THE CALCULATIONS WITH RESPECT THERETO.

          (b)  NON-UTILITY LINES OF BUSINESS.



               (i) IF AT ANY TIME (A) THE CONSOLIDATED NON-UTILITY ASSETS OF PARENT, CALCULATED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF PARENT, EXCEED 30% OF THE ASSETS OF PARENT AND ITS SUBSIDIARIES, INCLUDING THE CORPORATION (SUCH EVENT BEING HEREIN REFERRED TO AS A "NON-UTILITY EXCESS") AND SUCH NON-UTILITY EXCESS CONTINUES FOR A PERIOD OF EIGHT (8) CONSECUTIVE FISCAL QUARTERS OF PARENT (SUCH PERIOD BEING HEREIN REFERRED TO AS A "NON-UTILITY EXCESS PERIOD") AND
          (B) THE RONA DURING THE NON-UTILITY EXCESS PERIOD, CALCULATED AS OF THE LAST DAY OF THE NON-UTILITY EXCESS PERIOD, IS LESS THAN THE ROA FOR THE SAME PERIOD, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES J BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE OF SUCH PREPAYMENT OF SAID SERIES J BONDS AND WITHOUT ANY PREMIUM; PROVIDED, FURTHER, THAT (C) IF THE NON-UTILITY EXCESS REFERRED TO IN CLAUSE (A) ABOVE SHALL RE-OCCUR AT ANY TIME AND CONTINUE FOR A PERIOD OF AT LEAST FOUR (4) ADDITIONAL CONSECUTIVE FISCAL QUARTERS OF PARENT (THE "ADDITIONAL NON-UTILITY EXCESS PERIOD") AND (D) THE RONA DURING THE ADDITIONAL NON-UTILITY EXCESS PERIOD AND THE FOUR (4) FISCAL QUARTERS IMMEDIATELY PRECEDING THE ADDITIONAL NON-UTILITY EXCESS PERIOD, CALCULATED AS OF THE LAST DAY OF THE ADDITIONAL NON-UTILITY EXCESS PERIOD, IS LESS THAN THE ROA FOR THE SAME PERIOD, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE THE REMAINING 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES J BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE OF SUCH PREPAYMENT AND WITHOUT ANY PREMIUM.

               (ii) PARENT AND THE CORPORATION SHALL PROMPTLY AT THE END OF EACH FISCAL QUARTER OF PARENT JOINTLY CALCULATE THE NON-UTILITY ASSET RATIO AND, IN THE EVENT OF THE EXISTENCE OF A NON-UTILITY EXCESS, RONA AND ROA, FOR PURPOSES OF THIS PARAGRAPH (b) OF THIS SECTION 1, AND SHALL WITHIN THIRTY
          (30) DAYS AFTER THE END OF EACH FISCAL QUARTER DELIVER TO THE BONDHOLDER AND THE TRUSTEE A WRITTEN REPORT DETAILING THE DETERMINATION OF THE FOREGOING ITEMS AND THE CALCULATIONS WITH RESPECT THERETO.

          (c) BONDHOLDER'S ELECTION TO REQUIRE REPURCHASE. IN THE EVENT THAT, PURSUANT TO SUBSECTION (a) OR (b) OF SECTION 1 OF THIS ARTICLE XV, THE BONDHOLDER HAS THE RIGHT TO REQUIRE THE CORPORATION TO REPURCHASE SOME OR ALL OF THE SERIES J

     BONDS AND THE BONDHOLDER DESIRES TO EXERCISE ANY SUCH RIGHT, THEN THE BONDHOLDER SHALL PROVIDE THE TRUSTEE AND THE CORPORATION WITH WRITTEN NOTICE OF SUCH ELECTION WITHIN SIXTY (60) DAYS OF THE BONDHOLDER'S RECEIPT OF THE WRITTEN REPORT FROM THE CORPORATION (PURSUANT TO SUBSECTION (a) OR (b) OF SECTION 1 OF THIS ARTICLE XV, AS APPROPRIATE) UPON WHICH THE BONDHOLDER HAS BASED ITS RIGHT TO REQUIRE REPURCHASE. SAID NOTICE SHALL SPECIFY THE PRINCIPAL AMOUNT OF THE SERIES J BONDS TO BE REPURCHASED. THE CORPORATION SHALL PROMPTLY DEPOSIT WITH THE TRUSTEE THE NECESSARY FUNDS TO REPURCHASE THE SERIES J BONDS (PRINCIPAL PLUS ACCRUED INTEREST THEREON UNTIL THE "REPURCHASE DATE") DESIGNATED IN SUCH NOTICE AS THOSE TO BE REPURCHASED WITH INSTRUCTIONS TO THE TRUSTEE TO USE SUCH FUNDS FOR SUCH REPURCHASE. ANY SUCH SERIES J BONDS SHALL BE REPURCHASED WITHIN TEN (10) DAYS (THE "REPURCHASE DATE") OF RECEIPT BY THE TRUSTEE OF THE NECESSARY FUNDS TO REPURCHASE THE SAME. FROM AND AFTER THE REPURCHASE DATE (UNLESS THE CORPORATION SHALL FAIL TO DEPOSIT WITH THE TRUSTEE THE NECESSARY FUNDS TO REPURCHASE THE SERIES J BONDS AS HEREIN PROVIDED), NO FURTHER INTEREST SHALL ACCRUE UPON ANY OF SUCH SERIES J BONDS SO TO BE REPURCHASED AND, ANYTHING IN SUCH SERIES J BONDS OR IN ANY COUPONS PERTAINING THERETO OR IN THE INDENTURE TO THE CONTRARY NOTWITHSTANDING, ANY COUPONS FOR INTEREST PERTAINING TO ANY SUCH COUPON BONDS AND MATURING AFTER SAID REPURCHASE DATE SHALL BECOME AND BE NULL AND VOID. THE SUM DUE FOR PRINCIPAL AND PREMIUM ON EACH SUCH SERIES J BOND TO BE REPURCHASED SHALL BE PAYABLE TO THE BEARER OF SUCH BONDS UNLESS IT SHALL HAVE BEEN REGISTERED. IF SAID SERIES J BONDS SHALL HAVE BEEN REGISTERED AS TO PRINCIPAL ONLY, SUCH PAYMENT SHALL BE MADE TO THE HOLDERS OF SAID BONDS REGISTERED AS TO PRINCIPAL, OR IF THE BOND SHALL BE A REGISTERED BOND THEN SUCH PAYMENT SHALL BE MADE TO THE REGISTERED HOLDER OF SUCH REGISTERED BOND, BUT IN NO CASE SHALL THE CORPORATION BE REQUIRED TO MAKE PAYMENT EXCEPT UPON THE SURRENDER TO THE TRUSTEE OF SUCH SERIES J BONDS AND OF ALL COUPONS, IF ANY, FOR INTEREST ON THE COUPON BONDS UNMATURED AS OF THE REPURCHASE DATE. ANY ELECTION BY THE BONDHOLDER NOT TO EXERCISE ITS RIGHT TO REQUIRE REPURCHASE HEREUNDER SHALL NOT BE DEEMED A CONTINUING WAIVER OR A WAIVER OF ANY FUTURE RIGHT TO REQUIRE REPURCHASE PURSUANT TO THE TERMS HEREOF.

          (d) DEFINITIONS. FOR PURPOSES OF THIS SECTION 1 OF ARTICLE XV, NOTWITHSTANDING ANY OTHER PROVISION IN THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

          "ASSETS" SHALL MEAN THE AGGREGATE AMOUNT OF ALL ASSETS OF ANY PERSON AS DETERMINED ON A CONSOLIDATED BASIS, IF APPLICABLE, IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          "CONSOLIDATED NET EARNINGS", WITH RESPECT TO ANY PERSON AND FOR ANY PERIOD SHALL MEAN THE CONSOLIDATED GROSS REVENUES OF SUCH PERSON FOR SUCH PERIOD LESS ALL OPERATING AND NON-OPERATING EXPENSES OF SUCH PERSON FOR SUCH PERIOD, INCLUDING ALL CHARGES OF A PROPER CHARACTER (INCLUDING CURRENT AND DEFERRED TAXES ON INCOME, PROVISION FOR TAXES ON UNREMITTED FOREIGN EARNINGS WHICH ARE INCLUDED IN GROSS REVENUES, AND CURRENT ADDITIONS TO RESERVES, [BUT NOT INCLUDING IN GROSS REVENUES ANY GAINS (NET OF EXPENSES AND TAXES APPLICABLE THERETO) OR LOSSES RESULTING FROM THE SALE, CONVERSION OR OTHER DISPOSITION OF CAPITAL ASSETS (I.E., ASSETS OTHER THAN CURRENT ASSETS), ANY GAINS OR LOSSES RESULTING FROM THE WRITE UP OR WRITE DOWN OF ASSETS, AS THE CASE MAY BE, ANY EQUITY OF SUCH PERSON IN UNREMITTED EARNINGS OF ANY CORPORATION WHICH IS NOT A SUBSIDIARY, ANY EARNINGS OF ANY PERSON ACQUIRED BY SUCH PERSON THROUGH PURCHASE, MERGER OR CONSOLIDATION OR OTHERWISE FOR ANY YEAR PRIOR TO THE YEAR OF ACQUISITION, OR ANY DEFERRED CREDIT REPRESENTING THE EXCESS OF EQUITY OF ANY SUBSIDIARY AT THE DATE OF ACQUISITION OVER THE COST OF THE INVESTMENT IN SUCH SUBSIDIARY]; ALL DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          "CONSOLIDATED NON-UTILITY ASSETS" SHALL MEAN THE AGGREGATE AMOUNT OF ALL ASSETS OF THE NON-UTILITY SUBSIDIARIES AS DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          "DWR LOANS" SHALL MEAN CONTRACTS WITH THE STATE OF CALIFORNIA DEPARTMENT OF WATER RESOURCES FOR LOANS UNDER THE CALIFORNIA SAFE DRINKING WATER BOND LAW OF 1976.

          "INDEBTEDNESS OF PARENT" SHALL MEAN LIABILITY OF PARENT FOR MONEY BORROWED DIRECTLY BY PARENT, DETERMINED WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONSOLIDATION, AND ALL INDEBTEDNESS OF OTHERS WITH RESPECT TO WHICH PARENT HAS BECOME LIABLE BY WAY OF A GUARANTEE.

          "NON-UTILITY ASSET RATIO" SHALL MEAN, ON ANY DATE AS OF WHICH THE AMOUNT THERETO IS TO BE DETERMINED, THE PRODUCT OF THE
     CONSOLIDATED NON-UTILITY ASSETS DIVIDED BY THE ASSETS OF THE PARENT AND ITS SUBSIDIARIES, INCLUDING THE CORPORATION."

          "NON-UTILITY SUBSIDIARY" SHALL MEAN ANY DIRECT OR INDIRECT SUBSIDIARY OF THE PARENT WHICH IS ENGAGED, DIRECTLY OR INDIRECTLY, IN ANY LINE OR LINES OF BUSINESS OTHER THAN PERMITTED LINES OF BUSINESS.

          "PERMITTED LINES OF BUSINESS" SHALL MEAN THE WATER AND UTILITY LINES OF BUSINESS IN WHICH THE CORPORATION IS ENGAGED ON THE DATE OF THE ISSUANCE OF THE SERIES J BONDS.

          "RONA" (RETURN ON NON-UTILITY ASSETS) SHALL MEAN THE PRODUCT OF CONSOLIDATED NET EARNINGS OF THE NON-UTILITY SUBSIDIARIES DIVIDED BY CONSOLIDATED NON-UTILITY ASSETS.

          "ROA" (RETURN ON ASSETS) SHALL MEAN THE PRODUCT OF CONSOLIDATED NET EARNINGS OF THE CORPORATION DIVIDED BY THE ASSETS OF THE
     CORPORATION.

          "SHAREHOLDERS' EQUITY" SHALL MEAN, ON ANY DATE AS OF WHICH THE AMOUNT THEREOF IS TO BE DETERMINED, THE EXCESS OF (i) THE ASSETS OF THE PARENT, AT SUCH DATE, OVER (ii) THE TOTAL LIABILITIES OF THE PARENT, AT SUCH DATE, IN EACH CASE AS WOULD BE REFLECTED ON A BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          SECTION 2. CORPORATE EXISTENCE. EXCEPT AS OTHERWISE PERMITTED UNDER ARTICLE IX OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE CORPORATION WILL DO OR CAUSE TO BE DONE ALL THINGS NECESSARY TO PRESERVE AND KEEP IN FULL FORCE AND EFFECT ITS CORPORATE EXISTENCE AND THE CORPORATE OR OTHER EXISTENCE OF EACH OF ITS SUBSIDIARIES IN ACCORDANCE WITH THE RESPECTIVE ORGANIZATIONAL DOCUMENTS OF THE CORPORATION AND EACH SUBSIDIARY AND THE MATERIAL RIGHTS (CHARTER AND STATUTORY), LICENSES AND FRANCHISES OF THE CORPORATION AND EACH SUBSIDIARY; PROVIDED, HOWEVER, THAT THE CORPORATION SHALL NOT BE REQUIRED TO PRESERVE, WITH RESPECT TO ITSELF, ANY SUCH RIGHT, LICENSE OR FRANCHISE, AND WITH RESPECT TO ANY SUBSIDIARY, ANY SUCH CORPORATE EXISTENCE, RIGHT, LICENSE OR FRANCHISE, IF IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, (i) SUCH PRESERVATION OR EXISTENCE IS NOT DESIRABLE IN THE CONDUCT OF BUSINESS OF THE CORPORATION OR SUCH SUBSIDIARY AND (ii) THE LOSS OF SUCH RIGHT, LICENSE OR FRANCHISE OR THE DISSOLUTION OF SUCH SUBSIDIARY IS NOT ADVERSE IN ANY MATERIAL RESPECT TO THE BONDHOLDER.

          SECTION 3. SEC REPORTS. AT ALL TIMES WHEN PARENT IS REQUIRED TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THE PARENT (AT ITS OWN EXPENSE) SHALL FILE WITH THE SEC AND SHALL DELIVER TO THE TRUSTEE WITHIN FIVE DAYS AFTER IT FILES THEM WITH THE SEC COPIES OF THE ANNUAL REPORTS AND OF THE INFORMATION, DOCUMENTS AND OTHER REPORTS (OR COPIES OF SUCH PORTIONS OF ANY OF THE FOREGOING AS

     THE SEC MAY BY RULES AND REGULATIONS PRESCRIBE) TO BE FILED PURSUANT TO SECTIONS 13 OR 15(d) OF THE EXCHANGE ACT. IF THE PARENT IS NOT SUBJECT TO THE REQUIREMENTS OF SUCH SECTION 13 OR 15(d) OF THE EXCHANGE ACT, THE CORPORATION (AT ITS OWN EXPENSE) SHALL DELIVER TO THE TRUSTEE, WITHIN FIVE DAYS AFTER IT WOULD HAVE BEEN REQUIRED TO FILE SUCH INFORMATION WITH THE SEC, FINANCIAL STATEMENTS, INCLUDING ANY NOTES THERETO AND WITH RESPECT TO ANNUAL REPORTS, AN AUDITORS' REPORT BY AN ACCOUNTING FIRM OF ESTABLISHED NATIONAL REPUTATION, AND A "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," BOTH COMPARABLE TO THAT WHICH THE CORPORATION WOULD HAVE BEEN REQUIRED TO INCLUDE IN SUCH ANNUAL REPORTS, INFORMATION, DOCUMENTS OR OTHER REPORTS IF THE CORPORATION WAS SUBJECT TO THE REQUIREMENTS OF SUCH SECTION 13 OR 15(d) OF THE EXCHANGE ACT.

          SECTION 4. CONFLICTING AGREEMENTS. THE CORPORATION WILL NOT, AND WILL NOT PERMIT ANY SUBSIDIARY TO, ENTER INTO ANY AGREEMENT OR INSTRUMENT THAT BY ITS TERMS EXPRESSLY (a) PROHIBITS THE CORPORATION FROM OPTIONALLY OR MANDATORILY REDEEMING THE SERIES J BONDS IN ACCORDANCE WITH THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, OR OTHERWISE IN ACCORDANCE WITH THE TERMS OF THE SERIES J BONDS OR (b) REQUIRES THAT THE PROCEEDS RECEIVED FROM THE SALE OF ANY COLLATERAL BE APPLIED TO REPAY, REDEEM OR OTHERWISE RETIRE ANY INDEBTEDNESS OF ANY PERSON OTHER THAN THE INDEBTEDNESS REPRESENTED BY THE SERIES J BONDS; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 4 OF ARTICLE XV SHALL NOT APPLY TO DWR LOANS AND SHALL NOT APPLY TO AGREEMENTS OR INSTRUMENTS ENTERED INTO BY ANY SUBSIDIARY, WHICH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XV SUBSEQUENT TO THE DATE OF THE ISSUANCE OF THE SERIES J BONDS AND WHICH AGREEMENT OR INSTRUMENT IS IN EXISTENCE AS OF THE DATE SUCH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS
     ARTICLE XV.

          SECTION 5. WAIVER OF STAY, EXTENSION OR USURY LAWS. THE CORPORATION COVENANTS (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) THAT IT WILL NOT AT ANY TIME INSIST UPON, PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF, ANY STAY OR EXTENSION LAW OR ANY USURY LAW OR OTHER LAW, WHICH WOULD PROHIBIT OR FORGIVE THE CORPORATION FROM PAYING ALL OR ANY PORTION OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES J BONDS AS CONTEMPLATED HEREIN, WHENEVER ENACTED, NOW OR AT ANY TIME HEREAFTER IN FORCE, OR WHICH MAY AFFECT THE COVENANTS OR THE PERFORMANCE OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED

     AND SUPPLEMENTED, AND (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) THE CORPORATION HEREBY EXPRESSLY WAIVES ALL BENEFIT OR ADVANTAGE OF ANY SUCH LAW, AND COVENANTS THAT IT WILL NOT HINDER, DELAY OR IMPEDE THE EXECUTION OF ANY POWER HEREIN GRANTED TO THE TRUSTEE, BUT WILL SUFFER AND PERMIT THE EXECUTION OF EVERY SUCH POWER AS THOUGH NO SUCH LAW HAD BEEN ENACTED.

     SECTION 6.     LIMITATION ON TRANSACTIONS WITH AFFILIATES.

               (a) SUBJECT TO THE PROVISIONS OF PARAGRAPHS (b) AND (c) BELOW, THE CORPORATION SHALL NOT, AND SHALL NOT PERMIT, CAUSE OR SUFFER ANY SUBSIDIARY TO, MAKE ANY LOANS, ADVANCES OR INVESTMENTS TO OR IN ANY AFFILIATE OF THE CORPORATION (OTHER THAN TO OR IN A SUBSIDIARY) OR
     ENTER INTO OR MATERIALLY AMEND ANY AGREEMENT RELATING TO THE SALE, PURCHASE, LEASE, TRANSFER OR OTHER DISPOSITION OF ANY ASSETS,
     PROPERTY OR SERVICES FROM OR TO ANY AFFILIATE OF THE CORPORATION
     (OTHER THAN FROM OR TO A SUBSIDIARY) UNLESS (i) SUCH TRANSACTION OR SERIES OF TRANSACTIONS IS ON TERMS THAT ARE NO LESS FAVORABLE TO THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, THAN WOULD BE AVAILABLE IN A COMPARABLE TRANSACTION WITH AN UNRELATED THIRD PARTY,
     (ii) SUCH TRANSACTION RELATES TO AND IS IN FURTHERANCE OF A THEN
     EXISTING LINE OF BUSINESS OF THE CORPORATION OR SUCH SUBSIDIARY, AS
     THE CASE MAY BE, OR IS IN THE ORDINARY COURSE OF BUSINESS AND (iii)
     WITH RESPECT TO A SINGLE TRANSACTION INVOLVING AGGREGATE PAYMENTS IN EXCESS OF TWENTY-FIVE PERCENT (25%) OF SHAREHOLDERS' EQUITY AS OF THE DATE THE DETERMINATION IS TO BE MADE: (1) THE BOARD OF DIRECTORS APPROVES SUCH TRANSACTION, AND (2) THE CORPORATION RECEIVES AN
     OPINION OR REPORT FROM A NATIONALLY RECOGNIZED INVESTMENT BANKING
     FIRM, VALUATION FIRM, ACCOUNTING FIRM OR REAL ESTATE APPRAISAL FIRM
     (A "VALUATION FIRM") THAT SUCH TRANSACTION IS FAIR TO THE CORPORATION
     OR SUCH SUBSIDIARY, AS THE CASE MAY BE, FROM A FINANCIAL POINT OF
     VIEW.  WITH RESPECT TO ANY TRANSACTION TO WHICH CLAUSE (iii) APPLIES,
     THE BOARD OF DIRECTORS OF THE CORPORATION, IN ITS DISCRETION, SHALL SELECT THE VALUATION FIRM, TAKING INTO ACCOUNT THE NATURE OF THE TRANSACTION AND THE ASSETS, PROPERTY OR SERVICES INVOLVED.

          (b) THE RESTRICTIONS SET FORTH IN PARAGRAPH (a) ABOVE SHALL NOT APPLY TO PAYMENTS MADE OR OTHER ARRANGEMENTS CONTEMPLATED BY THE
     FOLLOWING:

                    (i) A TRANSACTION OR SERIES OF RELATED TRANSACTIONS INVOLVING AGGREGATE PAYMENTS LESS THAN $50,000;

                    (ii) DIVIDENDS PERMITTED PURSUANT TO ARTICLE V,
          SECTION 16

          OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED,
          MODIFIED AND SUPPLEMENTED. DIVIDENDS SHALL INCLUDE, WITHOUT LIMITATION, THE DIFFERENCE, IF ANY, BETWEEN: (1) THE AGGREGATE PAYMENTS WHICH THE CORPORATION OR THE SUBSIDIARY, AS THE CASE MAY BE, WOULD RECEIVE FROM AN UNRELATED THIRD PARTY IN A COMPARABLE TRANSACTION (AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT ANY TRANSACTION INVOLVING AGGREGATE PAYMENTS IN EXCESS OF TWENTY-FIVE PERCENT (25%) OF SHAREHOLDERS' EQUITY AS OF THE DATE THE DETERMINATION IS TO BE MADE, THE DETERMINATION REQUIRED BY THIS CLAUSE (1) SHALL BE MADE BY A VALUATION FIRM) AND (2) THE AGGREGATE PAYMENTS WHICH THE CORPORATION OR THE SUBSIDIARY, AS THE CASE MAY BE, WILL RECEIVE IN THE TRANSACTION WITH THE AFFILIATE; OR

                      (iii) THE PAYMENT IN RESPECT OF PENSION FUNDING REQUIREMENTS RELATING TO CERTAIN NONCONTRIBUTORY DEFINED BENEFIT RETIREMENT PLANS SPONSORED BY THE CORPORATION OR AN AFFILIATE IN WHICH EMPLOYEES OR LEASED EMPLOYEES OF THE CORPORATION ARE THEN ACTIVELY PARTICIPATING AND ACCRUING BENEFITS CONSISTENT WITH PAST PRACTICE.

          (c) THE RESTRICTIONS SET FORTH IN PARAGRAPH (a) ABOVE SHALL NOT APPLY TO ANY TRANSACTIONS WITH AN AFFILIATE OF THE CORPORATION OR A SUBSIDIARY, AS THE CASE MAY BE, IF, AND AT SUCH TIME AS, THE ASSETS OF SAID AFFILIATE ARE SUBJECT TO THE LIEN OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED.

          (d) THE PROVISIONS OF THIS SECTION SHALL BE IN ADDITION TO AND SHALL IN NO WAY SUPERSEDE OR MODIFY SECTIONS 2 AND 3 OF ARTICLE VII, OR ANY OTHER PROVISIONS, OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED.

          SECTION 7. RESTRICTIONS ON CAPITAL STOCK AND SUBSIDIARY DISTRIBUTIONS. THE CORPORATION SHALL NOT, AND SHALL NOT PERMIT ANY SUBSIDIARY TO, DIRECTLY OR INDIRECTLY, CONTINGENTLY OR OTHERWISE, ISSUE ANY CAPITAL STOCK (OTHER THAN TO THE CORPORATION OR TO WHOLLY-OWNED SUBSIDIARY) OR, IN THE CASE OF ANY SUBSIDIARY, TO DECLARE OR PAY DIVIDENDS OR DISTRIBUTIONS ON, OR PURCHASE, REDEEM OR OTHERWISE ACQUIRE OR RETIRE FOR VALUE, ANY CAPITAL STOCK OF A SUBSIDIARY (OTHER THAN CAPITAL STOCK OWNED BY THE CORPORATION OR BY A WHOLLY-OWNED SUBSIDIARY).

          SECTION 8. SALE OF STOCK AND DEBT OF SUBSIDIARIES. THE CORPORATION SHALL NOT SELL OR OTHERWISE DISPOSE OF, OR PART WITH CONTROL OF, ANY SHARES OF CAPITAL STOCK OR DEBT OF ANY SUBSIDIARY EXCEPT TO ANOTHER WHOLLY-OWNED SUBSIDIARY, AND EXCEPT THAT ALL SHARES OF CAPITAL STOCK AND DEBT OF ANY SUBSIDIARY MAY BE SOLD AS AN ENTIRETY PROVIDED THAT AT THE TIME OF SUCH SALE, SUCH SUBSIDIARY SHALL NOT OWN, DIRECTLY OR INDIRECTLY, ANY SHARES OF CAPITAL STOCK OR DEBT OF ANY OTHER SUBSIDIARY (UNLESS ALL OF THE SHARES OF CAPITAL STOCK AND DEBT OF SUCH OTHER SUBSIDIARY ARE SIMULTANEOUSLY BEING SOLD AND SUCH SALE OTHERWISE COMPLIES WITH THE TERMS OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED), AND (b) SUCH SALE WOULD BE PERMITTED BY THE TERMS OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 8 OF ARTICLE XV SHALL NOT APPLY TO DWR LOANS AND SHALL NOT APPLY TO AGREEMENTS OR INSTRUMENTS ENTERED INTO BY ANY SUBSIDIARY, WHICH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XV SUBSEQUENT TO THE DATE OF THE ISSUANCE OF THE SERIES J BONDS AND WHICH AGREEMENT OR INSTRUMENT IS IN EXISTENCE AS OF THE DATE SUCH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS
     ARTICLE XV.

          SECTION 9. INSPECTION. THE CORPORATION WILL PERMIT THE TRUSTEE OR THE BONDHOLDER AND THEIR REPRESENTATIVES TO VISIT AND INSPECT, UNDER THE CORPORATION'S GUIDANCE AND AT THE SOLE AND ASSUMED RISK OF THE VISITING PERSON, ANY OF THE PROPERTIES OF THE CORPORATION OR ANY OF ITS AFFILIATES, TO EXAMINE ALL THEIR BOOKS OF ACCOUNT, RECORDS AND REPORTS AND PAPERS AND TO DISCUSS THEIR RESPECTIVE AFFAIRS, FINANCES AND ACCOUNTS WITH THEIR RESPECTIVE OFFICERS AND INDEPENDENT ACCOUNTANTS (AND BY THIS PROVISION THE CORPORATION AUTHORIZES SUCH ACCOUNTANTS TO DISCUSS SUCH AFFAIRS, FINANCES AND ACCOUNTS), ALL AT SUCH REASONABLE TIMES AND AS OFTEN AS MAY REASONABLY BE REQUESTED, UPON REASONABLE PRIOR NOTICE THEREOF TO THE CORPORATION. ALL COSTS AND EXPENSES OF THE CORPORATION'S OFFICERS, ACCOUNTANTS AND COUNSEL INCURRED IN CONNECTION WITH ANY SUCH VISIT, INSPECTION, EXAMINATION OR DISCUSSION SHALL BE BORNE BY THE CORPORATION, AND ALL COSTS AND EXPENSES INCURRED BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH ANY SUCH VISITS, INSPECTIONS, EXAMINATIONS AND DISCUSSIONS SHALL BE BORNE BY THE TRUSTEE OR THE BONDHOLDER, AS THE CASE MAY BE; PROVIDED, HOWEVER, ALL COSTS AND EXPENSES INCURRED BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH ANY SUCH VISITS, INSPECTIONS, EXAMINATIONS AND DISCUSSIONS THAT TAKE PLACE DURING THE EXISTENCE OF A DEFAULT OR AN EVENT OF DEFAULT, SHALL BE BORNE BY THE CORPORATION AND NOT

     BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES.

          SECTION 10. DEFINITIONS. FOR PURPOSES OF THIS ARTICLE XV, NOTWITHSTANDING ANY OTHER PROVISION IN THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

          "AFFILIATE" SHALL MEAN (i) ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH, THE CORPORATION OR (ii) ANY OTHER PERSON THAT OWNS, DIRECTLY OR INDIRECTLY, FIVE PERCENT OR MORE OF ANY CLASS OR SERIES OF SUCH PERSON'S, OR THE PARENT OF SUCH PERSON'S, CAPITAL STOCK OR ANY OFFICER, DIRECTOR OR AFFILIATE OF ANY SUCH PERSON OR, WITH RESPECT TO ANY OTHER NATURAL PERSON, ANY PERSON HAVING A RELATIONSHIP WITH SUCH OTHER PERSON BY BLOOD, MARRIAGE OR ADOPTION NOT MORE REMOTE THAN FIRST COUSIN. A PERSON SHALL BE DEEMED TO CONTROL A CORPORATION IF SUCH PERSON POSSESSES, DIRECTLY OR INDIRECTLY, THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF SUCH CORPORATION, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

          "BONDHOLDER" SHALL MEAN ANY OF THE HOLDER(S) OF THE SERIES J BONDS, FROM TIME-TO-TIME.

          "INDEBTEDNESS" SHALL MEAN, WITH RESPECT TO ANY PERSON, LIABILITY OF THAT PERSON FOR MONEY BORROWED DIRECTLY BY THAT PERSON, DETERMINED WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONSOLIDATION, AND ALL INDEBTEDNESS OF OTHERS WITH RESPECT TO WHICH THAT PERSON HAS BECOME LIABLE BY WAY OF A GUARANTEE.

          "PARENT" SHALL MEAN DOMINGUEZ SERVICES CORPORATION, A CALIFORNIA CORPORATION AND THE PARENT CORPORATION OF THE CORPORATION.

          "PERSON" SHALL MEAN AND INCLUDE AN INDIVIDUAL, A PARTNERSHIP, A JOINT VENTURE, CORPORATION, A TRUST, AN UNINCORPORATED ORGANIZATION AND A GOVERNMENT OR ANY DEPARTMENT OR AGENCY THEREOF.

          "PREMISES" SHALL MEAN ALL REAL PROPERTY OWNED, LEASED OR OTHERWISE UTILIZED BY THE CORPORATION IN THE CONDUCT OF ITS BUSINESS OR OTHERWISE.

          "SHAREHOLDERS' EQUITY" SHALL MEAN, WITH RESPECT TO ANY PERSON, ON ANY DATE AS OF WHICH THE AMOUNT THEREOF IS TO BE DETERMINED, THE EXCESS

     OF (i) THE TOTAL ASSETS OF SUCH PERSON, AT SUCH DATE, OVER
     (ii) THE TOTAL LIABILITIES OF SUCH PERSON, AT SUCH DATE, IN EACH CASE AS WOULD BE REFLECTED ON A BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          "SUBSIDIARY" SHALL MEAN ANY CORPORATION OR ENTITY UNDER THE LAWS OF ANY JURISDICTION, THAT AT LEAST A MAJORITY OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF VOTING STOCK OF WHICH SHALL, AT THE TIME AS OF WHICH ANY DETERMINATION IS BEING MADE, BE OWNED BY THE CORPORATION EITHER DIRECTLY OR THROUGH OTHER SUBSIDIARIES.

                           ARTICLE IV
            PARTICULAR COVENANTS OF THE CORPORATION
                       AND MISCELLANEOUS

          SECTION 1. The Corporation covenants and agrees that it will cause this Eleventh Supplemental Trust Indenture to be duly and properly filed for record and recorded in the Office of the County Recorder of Los Angeles County and of each county in which it has or shall acquire real property, with all convenient speed, so that due and legal notice of its terms will be given, and that it will be properly and legally filed and recorded and indexed, and that an appropriate financing statement, fixture filing and other statements will be filed in such public offices as may be necessary to establish of record the lien of the Indenture upon the properties described herein against all persons whomsoever.

          SECTION 2. This Eleventh Supplemental Trust Indenture shall be construed in connection with and as part of the Original Indenture, as heretofore modified, amended and supplemented, and whenever in said Original Indenture as heretofore modified, amended and supplemented, the words "THIS INDENTURE" are used, they shall be construed to mean and include this Eleventh Supplemental Indenture in addition to all other supplemental indentures.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their Presidents or Vice Presidents, respectively, and to be attested by their Secretaries or Assistant Secretaries, respectively, as of the day and year first above written.

                              DOMINGUEZ WATER CORPORATION,
                              a California corporation



                              By:
                                 ------------------------------------
                              Title:
                                    ---------------------------------

(Corporate Seal)

Attest:


--------------------------------


Secretary


                              CHEMICAL TRUST COMPANY
                              OF CALIFORNIA, a California corporation



                              By:
                                 ------------------------------
                              Title:
                                    ---------------------------

(Corporate Seal)

Attest:




------------------------------------
Secretary

STATE OF CALIFORNIA )
                         )    SS.
COUNTY OF LOS ANGELES    )





          On this ____ day of December, 1992, before me, the undersigned, a Notary Public in and for the State of California, personally appeared C. W. Porter, known to me to be the President, and Rubye Rittgers, known to me to be the Secretary, of DOMINGUEZ WATER CORPORATION, the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said corporation herein named, and acknowledged to me that said corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ---------------------------------
                              Notary Public in and for
                              the State of California


                              My Commission Expires:
                                                     -----------

(Notarial Seal)

STATE OF CALIFORNIA )
                         )    SS.
COUNTY OF LOS ANGELES    )





          On this ____ day of December, 1992, before me, the undersigned, a Notary Public in and for the State of California, personally appeared _____________, known to me to be the Assistant Vice President and Assistant Secretary of CHEMICAL TRUST COMPANY OF CALIFORNIA, the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of said corporation herein named, and acknowledged to me that said corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ---------------------------------
                              Notary Public in and for
                              the State of California


                              My Commission Expires:
                                                    ------------

(Notarial Seal)